UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2007

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 26, 2007, Cardinal Health, Inc. (the “Company”) issued a press release announcing its results for the quarter and nine months ended March 31, 2007. A copy of the press release is included as Exhibit 99.01 to this report.

A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations is included as Exhibit 99.02 to this report.

Item 7.01	Regulation FD Disclosure

During a conference call scheduled to be held at 11:00 a.m. EDT on April 26, 2007, the Company’s Chief Financial Officer, Jeffrey W. Henderson, will discuss the Company’s results for the quarter and nine months ended March 31, 2007. Mr. Henderson’s slide presentation for the conference call is included as Exhibit 99.03 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.01	Press release issued by the Company on April 26, 2007.

99.02	Information disclosed by the Company on April 26, 2007.

99.03	Slide presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: April 26, 2007	By:	/s/ Jeffrey W. Henderson
	Name:	Jeffrey W. Henderson
	Title:	Chief Financial Officer

EXHIBIT INDEX

99.01	Press release issued by the Company on April 26, 2007.

99.02	Information disclosed by the Company on April 26, 2007.

99.03	Slide presentation.